UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends its Current Report on Form 8-K/A dated November 10, 2008 to file as an exhibit the letter requested from its former auditor (a copy of which was received by the Registrant on November 14, 2008) with respect to the statements made in the 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

No.                     Description

16.1                     Letter, dated November 14, 2008, of Chang G. Park, CPA, Ph. D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: November 14, 2008